CALAMOS® FAMILY OF FUNDS

Supplement dated March 30, 2012 to the

CALAMOS® FAMILY OF FUNDS Prospectuses and Statement of Additional Information for

Class A, B and C, I and R shares, each dated February 29, 2012

Calamos High Yield Fund

Effective on the close of business on May 15, 2012, the name of the Calamos High Yield Fund will be changed to Calamos High Income Fund.

Please retain this supplement for future reference.

MFSPT 03/12